NEITHER THIS OPTION NOR THE SHARES ISSUABLE UPON EXERCISE OF THIS OPTION HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER THIS OPTION NOR THE SHARES ISSUABLE UPON EXERCISE OF THIS OPTION MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.

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COMMON STOCK PURCHASE OPTION

SERIES A

Intreorg Systems, Inc.

(A Texas CORPORATION)

[Field]

CERTIFICATE NUMBER: ____1	1,000,000 OPTIONS
STRIKE	$0.25
DATE: June 7th, 2013	$1,000.00

INTREORG SYSTEMS, INC., a company organized and existing under the laws of the State of Texas (the “Company”), hereby certifies that, for payment of $1,000, receipt of which is hereby acknowledged by the Company, CENTRAL COAST TECHNOLOGY ASSOCIATES, LLC or its registered assigns (the “Option Holder”), is entitled, subject to the terms set forth below, to purchase from the Company up to one million (1,000,000) shares (as adjusted from time to time as provided in Section 8, the “Option Shares”) of common stock, no par value (the “Common Stock”), of the Company at a price of Twenty Five Cents ($0.25) per Option Share (as adjusted from time to time as provided in Section 8, the “Exercise Price”), at any time and from time to time from and after the date thereof and through and including 5:00 p.m. time on the last day of the exercise period as set forth in Section 7 (the “Expiration Date”), and subject to the following terms and conditions:

1.
Registration of Option on Company’s Books.  The Company shall register this Option upon records to be maintained by the Company for that purpose (the “Option Register”), in the name of the record Option Holder hereof from time to time. The Company may deem and treat the registered Option Holder of this Option as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Option Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

2.
Investment Representation.  The Option Holder by accepting this Option represents that the Option Holder is acquiring this Option for its own account or the account of an affiliate for investment purposes and not with the view to any offering or distribution and that the Option Holder will not sell or otherwise dispose of this Option or the underlying Option Shares in violation of applicable securities laws. The Option Holder acknowledges that the certificates representing any Option Shares will bear a legend indicating that they have not been registered under the United States Securities Act of 1933, as amended (the “Securities Act”) and may not be sold by the Option Holder except pursuant to an effective registration statement or pursuant to an exemption from registration requirements of the Securities Act and in accordance with federal and state securities laws.

3.
Validity of Option and Issue of Shares. The Company represents and warrants that this Option has been duly authorized and validly issued and warrants and agrees that all of Common Stock that may be issued upon the exercise of the rights represented by this Option will, when issued upon such exercise, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further warrants and agrees that until the Expiration Date, the Company will at all times have authorized and reserved a sufficient number of Common Stock to provide for the exercise of the rights represented by this Option.

4.	Registration of Transfers and Exchange of Options.

a.
Transfer Register.  Subject to compliance with the legend set forth on the face of this Option, the Company shall register the transfer of any portion of this Option in the Option Register, upon surrender of this Option with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in or pursuant to Section 14. Upon any such registration or transfer, a new Option to purchase Common Stock, in substantially the form of this Option (any such new Option, a “New Option”), evidencing the portion of this Option so transferred shall be issued to the transferee and a New Option evidencing the remaining portion of this Option not so transferred, if any, shall be issued to the transferring Option Holder. The acceptance of the New Option by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of an Option Holder of an Option.

b.
New Options.  This Option is exchangeable, upon the surrender hereof by the Option Holder to the office of the Company specified in or pursuant to Section 14 for one or more New Options, evidencing in the aggregate the right to purchase the number of Option Shares which may then be purchased hereunder. Any such New Option will be dated the date of such exchange.

5.	Exercise of Options.

a.
Exercise Procedures.  Upon surrender of this Option with the Form of Election to Purchase attached hereto duly completed and signed to the Company, at its address set forth in Section 14, and upon payment and delivery of the Exercise Price per Option Share multiplied by the number of Option Shares that the Option Holder intends to purchase hereunder, in lawful money of the United States of America, in cash or by certified or official bank check or checks, to the Company, or pursuant to the Cashless Exercise hereof (as defined below), all as specified by the Option Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than 7 business days after the Date of Exercise) issue or cause to be issued and cause to be delivered to or upon the written order of the Option Holder and in such name or names as the Option Holder may designate (subject to the restrictions on transfer described in the legend set forth on the face of this Option), a certificate for the Option Shares issuable upon such exercise, with such restrictive legend as required by the Securities Act. Any person so designated by the Option Holder to receive Option Shares shall be deemed to have become holder of record of such Option Shares as of the Date of Exercise of this Option.

b.
Exercise Date.  A “Date of Exercise” means the date on which the Company shall have received (i) this Option (or any New Option, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Option) appropriately completed and duly signed, and (ii) for cash exercises, payment of the Exercise Price for the number of Option Shares so indicated by the Option Holder to be purchased.

c.
Exercise Form.  This Option shall be exercisable at any time and from time to time for such number of Option Shares as is indicated in the attached Form of Election to Purchase. If less than all of the Option Shares which may be purchased under this Option are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Option evidencing the right to purchase the remaining number of Option Shares for which no exercise has been evidenced by this Option.

d. Cashless Exercise.

(i)  Notwithstanding anything contained herein to the contrary but subject to Section 6, the holder of this Option may, at its election exercised in its sole discretion, exercise this Option in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

Net Number = (X * (Y - Z))/Y

(ii)  For purposes of the foregoing formula:

X= the total number shares with respect to which this Option is then being exercised.

Y= the last reported sale price (as reported by the OTC Bulletin Board) of the Common Stock on the trading day immediately preceding the date of the Exercise Notice.

Z= the Option Exercise Price then in effect at the time of such exercise.

6.
Maximum Exercise.  The Option Holder shall not be entitled to exercise this Option on a Date of Exercise in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Option Holder and its affiliates on an exercise date, and (ii) the number of shares of Common Stock issuable upon the exercise of this Option with respect to which the determination of this limitation is being made on an exercise date, which would result in beneficial ownership by the Option Holder and its affiliates of more than 4.9% of the outstanding shares of Common Stock on such date. This Section 6 may be waived or amended only with the consent of the Holder and the consent of holders of a majority of the shares of outstanding Common Stock of the Company who are not Affiliates. For the purposes of the immediately preceding sentence, the term “Affiliate” shall mean any person: (a) that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company; or (b) who beneficially owns in excess of 10% of the outstanding Common Stock. For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 there under.

7.	Exercise Period. The Options shall be exercisable immediately at any time and shall expire in five years, at 5:00 P.M. mountain time, on June 7th, 2018.

8.
Adjustment of Exercise Price and Number of Shares.  The character of the shares of stock or other securities at the time issuable upon exercise of this Option and the Exercise Price therefore, are subject to adjustment upon the occurrence of the following events, and all such adjustments shall be cumulative:

a.
Adjustment for Stock Splits, Stock Dividends, Recapitalizations, Etc.  The Exercise Price of this Option and the number of shares of Common Stock or other securities at the time issuable upon exercise of this Option shall be appropriately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of stock or securities.

b.
Adjustment for Reorganization, Consolidation, Merger, Etc.  In case of any consolidation or merger of the Company with or into any other corporation, entity or person, or any other corporate reorganization, in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization (any such transaction being hereinafter referred to as a “Reorganization”), then, in each case, the holder of this Option, on exercise hereof at any time after the consummation or effective date of such Reorganization (the “Effective Date”), shall receive, in lieu of the shares of stock or other securities at any time issuable upon the exercise of the Option issuable on such exercise prior to the Effective Date, the stock and other securities and property (including cash) to which such holder would have been entitled upon the Effective Date if such holder had exercised this Option immediately prior thereto (all subject to further adjustment as provided in this Option).

c.
Certificate as to Adjustments.  In case of any adjustment or readjustment in the price or kind of securities issuable on the exercise of this Option, the Company will promptly give written notice thereof to the holder of this Option in the form of a certificate, certified and confirmed by the Board of Directors of the Company, setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

9.
Fractional Shares.  The Company shall not be required to issue or cause to be issued fractional Option Shares on the exercise of this Option. The number of full Option Shares that shall be issuable upon the exercise of this Option shall be computed on the basis of the aggregate number of Option Shares purchasable on exercise of this Option so presented. If any fraction of an Option Share would, except for the provisions of this Section 9, be issuable on the exercise of this Option, the Company shall, at its option, (i) pay an amount in cash equal to the Exercise Price multiplied by such fraction or (ii) round the number of Option Shares issuable, up to the next whole number.

10.
Sale or Merger of the Company.  Upon a Change in Control, the 4.9% restriction contained in Section 6 shall immediately be released and the Option Holder will have the right to exercise this Option concurrently with such Change in Control event. For purposes of this Option, the term “Change in Control” shall mean a consolidation or merger of the Company with or into another company or entity in which the Company is not the surviving entity or the sale of all or substantially all of the assets of the Company to another company or entity not controlled by the then existing stockholders of the Company in a transaction or series of transactions.

11.
Issuance of Substitute Option.  In the event of a merger, consolidation, recapitalization or reorganization of the Company or a reclassification of Company shares of stock, which results in an adjustment to the number of shares subject to this Option and/or the Exercise Price hereunder, the Company agrees to issue to the Option Holder a substitute Option reflecting the adjusted number of shares and/or Exercise Price upon the surrender of this Option to the Company.

12.	Assignment of Option. Subject to compliance of applicable securities laws, this Option shall be freely transferrable in whole or in part by the Option Holder without the prior consent of the Company.

13.
Piggyback Registration Rights.  At no cost to any Option Holder, the Option Holders shall be entitled to piggyback registration rights for the Option Shares provided the piggyback registration rights do not prevent any funding for the Company.  The Company will give prompt written notice to the Option Holders of its intention to effect such a registration (each, a “Piggyback Notice”) and the Company will use its best efforts to cause to be included in such registration all Option Shares with respect to which the Company has received written requests for inclusion therein within twenty (20) days after the date of sending the Piggyback Notice.

14.
Notice.  All notices required or permitted hereunder shall be in writing and shall be deemed effective: (i) upon personal delivery; (ii) in the case of delivery by mail within the continental United States, on the fourth (4th) business day after such notice or other communication shall have been deposited in the mail, postage prepaid, return receipt requested; (iii) when sent by either facsimile or email at the applicable facsimile number or email address set forth below upon confirmation of transmission or receipt of mailing; or (iv) in the case of delivery by internationally recognized overnight delivery service, when received, addressed as follows:

If to the Company to:

Intreorg Systems, Inc.
Attn: Steven Henson, President and CEO
2600 E. Southlake Boulevard, Suite 120-366
Southlake, TX 76092

If to the Option Holder:

Central Coast Technology Associates, LLC
Attn: Gary J, McAdam, Manager
14 Red Tail Drive
Highlands Ranch, CO 80126

or to such other address or addresses, facsimile number or numbers, or email address or addresses as either party shall designate to the other in writing from time to time by like notice.

15.	Miscellaneous.

a. Shareholder Rights. The Option Holder shall not, by virtue hereof, be entitled to any voting or other rights of a shareholder of the Company, either at law or equity, and the rights of the Option Holder are limited to those expressed in this Option.

b. Attorneys’ Fees. If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties will be entitled to recover reasonable attorneys’ fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or he may be entitled.

c. Governing Law and Venue. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas applicable to contracts made and to be performed in such State, without reference to the choice of law principals thereof, and any and all actions to enforce the provisions of this Agreement.

d. Severability. If any provision of this Agreement is held invalid or unenforceable by any court of final jurisdiction, it is the intent of the parties that all other provisions of this Agreement be construed to remain fully valid, enforceable, and binding on the parties.

e. Headings. The descriptive headings of the various paragraphs or parts of this Agreement are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

IN WITNESS WHEREOF, the Company has caused this Option to be duly executed by the authorized officer as of the date first above stated.

Intreorg Systems, Inc., a Texas Corporation

By:   __________________________

Name:   ________________________

Its:    __________________________

FORM OF ELECTION TO PURCHASE

(To be executed by the Option Holder to exercise the right to purchase shares of Common Stock under the foregoing Option)

To:  INTREORG:

In accordance with the Option enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase ______________ shares of Common Stock (“Common Stock”), $0.0001 par value, of Intreorg and encloses the Option and either $0.25 for each Option Share being purchased or an aggregate of $________________ in cash or certified or official bank check or checks, or by designating below authorizes the cashless exercise of all or a portion of this Option, which sum or consideration represents the aggregate Exercise Price (as defined in the Option) together with any applicable taxes payable by the undersigned pursuant to the Option.

Amount of Cash Exercise:	$ ____________________
Amount of Cashless Exercise:	$ ____________________

The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of:

Name:
Address:

Social Security or Tax Id. No.:

If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Option, the undersigned requests that a New Option (as defined in the Option) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

Name:
Address:

Social Security or Tax Id. No.:

Date: _________________, 2013	Signature

Please Print Name

Name of Entity (if applicable)

Title (if applicable)

Signature must conform in all respects to name of Option Holder as specified on the face of the Option.

FORM OF ASSIGNMENT

(To be executed upon assignment of Option)

For value received,                                                                hereby sells, assigns and transfers unto                                    the attached Option [     % of the attached Option], together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                                      attorney to transfer said Option [said percentage of said Option] on the books of Intreorg, a Texas corporation, with full power of substitution in the premises.

If not all of the attached Option is to be so transferred, a new Option is to be issued in the name of the undersigned for the balance of said Option.

The undersigned hereby agrees that it will not sell, assign, or transfer the right, title and interest in and to the Option unless applicable federal and state securities laws have been complied with.

Dated:                       , 201_____

Signature

Print Name